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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 28, 2007

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in its Charter)

        California                        0-556                   68-0365195
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(State or Other Jurisdiction        (Commission File             (IRS Employer
    of Incorporation)                    Number)             Identification No.)

        200 Vernon Street, Roseville, California                  95678
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        (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code (916) 772-2000


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          (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

         On February 28, 2007, SureWest Communications issued a press release announcing that its board of directors declared a quarterly cash dividend of $0.25 per share payable March 15, 2007, to shareholders of record at the close of business on February 28, 2007. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (d)       Exhibits

             99.1 SureWest Communications Press Release dated February 28, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUREWEST COMMUNICATIONS


                                       By: /s/ Steve C. Oldham
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                                           Steve C. Oldham
                                           President and Chief Executive Officer


Date: February 28, 2007

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                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
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99.1         SureWest Communications Press Release dated February 28, 2007.

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